                                                                    EXHIBIT 99.1

                                                                      Form 1


TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF COMPLIANCE WITH OPERATING REQUIREMENTS FOR THE PERIOD ENDED: MARCH 31, 2003

In re:   American Architectural Products Corporation         CASE NO: 00-43726
         Debtor                                              CHAPTER 11
                                                             Judge: Bodoh

As debtor in possession, I affirm:

1.       That I have reviewed the financial statements attached hereto, consisting of:
              a.       Operating Statement  (Form 2)
              b.       Balance Sheet              (Form 3)
              c.       Summary of Operations (Form 4)
              d.       Monthly Cash Statement (Form 5)
              e.       Statement of Compensation (Form 6)
         and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS in effect except as follows:

                  The Company has been unsuccessful in its attempts to obtain property insurance for the two unoccupied buildings owned by Forte, Inc. since January 15, 2003. The fair values of these properties are negligible.

3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions for Chapter 11 Cases ARE current.

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

April 30, 2003                            /s/ Joseph Dominijanni
Date                                      ------------------------------------
                                          Joseph Dominijanni, President
                                          Debtor in Possession

                                          724-940-2330
                                          ------------------------------------
                                          Phone

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION, ET.AL.        CASE NUMBER 00-43276

NOTES:

Of the companies listed in the Notice of Bankruptcy Filing, the following companies are not active:

     AAPC Two Acquisition Company           AAPC Three Acquisition Company
     AAPC Four Acquisition Company          AAPC Five Acquisition Company
     AAPC Six Acquisition Company           AGI Liquidation Company 2002; f/k/a
                                              American Glassmith Company
     AWS Liquidation Company 2002, f/k/a    Denver Window Company
     American Weather-Seal Company
     Eagle Window and Door Center, Inc.     E&T 2002 Liquidation Company, f/k/a
                                              Eagle and Taylor Company
     Forte, Inc.                            Fortified Window and Door
                                              Company, f/k/a AAPC
                                            One Acquisition Company
     Modern Window Corporation              Thermetic Glass, Inc.
     VinylSource, Inc.                      WIG Liquidation Company

Operating and Monthly Cash Statements for the above companies have not been prepared, as balances are zero. Any cash disbursements required by these entities are processed through the Corporate Disbursement account.

AAPC One Acquisition Company was activated in July 2001 and was renamed Fortified Window and Door Company.

The assets of Denver Window Company were sold in September 2001. The proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit.

Forte, Inc. is shut down with only clean-up issues remaining.

The assets of Binnings Pan American and TM Window and Door Company (Divisions of Binnings Building Products) were sold February 14, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of American Glassmith Company (n/k/a AGI 2002 Liquidation Company) were sold effective March 22, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of Eagle Window and Door Company, a division of Eagle and Taylor Company (n/k/a E&T 2002 Liquidation Company) were sold May 6, 2002. A portion of the proceeds from the sale were used to repay the total indebtedness under the DIP Facility Agreement with CIT Business Credit. The remaining proceeds were placed in a Dreyfus Government Cash Management Account with Fleet Bank.

New checking and lockbox accounts were established with National City Bank, Cleveland, Ohio in June 2002. The Fleet Bank lockbox and checking were closed in August 2002.

The assets of Thermetic Glass Inc. were sold August 23, 2002. The sale proceeds were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of American Weather-Seal Company (n/k/a AWS Liquidation Company
2002) were sold December 6, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of Binnings Building Products Company (n/k/a BBP Liquidation Company 2002) were sold December 31, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

The Company sold one building owned by AWS Liquidation Company on February 28, 2003. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

The Company has been unsuccessful in its attempts to obtain property insurance for the two unoccupied buildings owned by Forte, Inc. since January 15, 2003. The fair values of these properties are negligible.

American Architectural Products Corporation
Case # 00-43726                                                  Form 2
Operating Statement
For the month ended March 31, 2003



                                                         American      Binnings        Danvid
                                          American     Weather-Seal    Building        Window
                                       Glassmith Inc.    Company       Products        Company
                                       --------------  ------------    --------        -------
Net Sales ..........................   $      --      $      --      $      --      $ 3,559,644

Cost of Sales ......................          --             --             --        3,210,161
                                     ----------------------------------------------------------
    Gross Profit ...................          --             --             --          349,483

Selling Expense ....................          --             --             --          378,452
General and Administrative Expenses.          --             --             --          184,651
                                     ----------------------------------------------------------
    Income (Loss) from Operations ..          --             --             --         (213,620)

Interest Expense, net ..............          --             --             --           12,084
Reorganization Costs ...............          --             --             --             --
Other (Income) Expense .............       (10,023)       210,088          1,632         41,004
                                     ----------------------------------------------------------
    Income (Loss) Before Taxes .....        10,023       (210,088)        (1,632)      (266,708)

Income Taxes .......................          --             --             --             --
                                     ----------------------------------------------------------
    Net Income (Loss) ..............   $    10,023    $  (210,088)   $    (1,632)   $  (266,708)
                                     ==========================================================


                                                              Eagle
                                                             Window
                                      Eagle &      Denver   and Door
                                       Taylor      Window     Center     Thermetic
                                       Company     Company     Inc.      Class Inc.   Forte, Inc.   Corporate
                                     ------------  -------   --------    ----------   -----------   ---------
Net Sales ..........................   $      --      $--      $--       $  --          $  --       $     --

Cost of Sales ......................          --       --       --          --             --             --
                                      -------------------------------------------------------------------------
    Gross Profit ...................          --       --       --          --             --             --

Selling Expense ....................          --       --       --          --             --             --
General and Administrative Expenses.          --       --       --          --             --          152,249
                                      -------------------------------------------------------------------------
    Income (Loss) from Operations ..          --       --       --          --             --         (152,249)

Interest Expense, net ..............          --       --       --          --             --             --
Reorganization Costs ...............          --       --       --          --             --             --
Other (Income) Expense .............        49,435     --       --         2,984        (10,587)       (74,450)
                                      -------------------------------------------------------------------------
    Income (Loss) Before Taxes .....       (49,435)    --       --        (2,984)        10,587        (77,799)

Income Taxes .......................          --       --       --          --             --             --
                                      -------------------------------------------------------------------------
    Net Income (Loss) ..............   $   (49,435)   $--      $--   $    (2,984)   $    10,587    $   (77,799)
                                      =========================================================================



 The following Companies are inactive:

 Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
 AAPC Two Acquisition Corporation           AAPC Three Acquisition Corporation
 AAPC Three Acquisition Corporation         AAPC Four Acquisition Corporation
 AAPC Four Acquisition Corporation          AAPC Five Acquisition Corporation
 AAPC Five Acquisition Corporation          AAPC Six Acquisition Corporation
 AAPC Six Acquisition Corporation
 Modern Window Company
 Vinylsource, Inc.
 WIG Liquidation Company

American Architectural Products Corporation
Case # 00-43726
                                                                         Form 3
Balance Sheets
March 31, 2003



                                                                                American          Binnings         Danvid
                                                               American       Weather-Seal        Building         Window
                                                            Glassmith Inc.      Company           Products         Company
                                                            --------------    ------------        --------         -------
 ASSETS
 Cash ....................................................   $        --      $         950    $        --      $     343,781
 Accounts receivable -- Pre-petition .....................            --               --              9,161              681
 Accounts receivable -- Post-petition ....................            --               --               --          3,961,008
                                                             ----------------------------------------------------------------------
   Gross Accounts receivable .............................            --               --              9,161        3,961,689
 Less:  Allowance for Doubtful Accounts ..................            --               --               --           (264,758)
                                                             ----------------------------------------------------------------------
   Net Accounts Receivable ...............................            --               --              9,161        3,696,931
 Intercompany A/R-A/P ....................................            --               --               --               --
 Inventories .............................................            --               --               --          2,011,209
 Prepaid expenses and other current assets ...............            --               --               --            164,160
                                                             ----------------------------------------------------------------------
       Total Current Assets ..............................            --                950            9,161        6,216,081

 Property, plant & equipment, net ........................            --            852,880             --          1,778,678
 Deposits and other assets ...............................            --               --          1,502,640          942,053
                                                             ----------------------------------------------------------------------
       Total Non-Current Assets ..........................            --            852,880        1,502,640        2,720,731
                                                             ----------------------------------------------------------------------
                                                             $        --      $     853,830    $   1,511,801    $   8,936,812
                                                             ======================================================================



 LIABILITIES

 Accounts payable -- Pre-petition ........................   $     516,488    $   1,842,994    $   2,913,563    $   1,143,195
 Accounts payable -- Post-petition .......................            --               --               --          1,207,308
                                                             ----------------------------------------------------------------------
   Total Accounts payable ................................         516,488        1,842,994        2,913,563        2,350,503
 Accrued expenses - Other ................................          25,685          590,346          941,843          310,784
 Accrued expenses - Payroll -- Post-petition .............            --               --               --            334,714
 Current Portion of Long Term Debt .......................            --               --               --               --
 Current portion of capital lease obligations ............            --               --               --             37,411
                                                             ----------------------------------------------------------------------
       Total Current Liabilities .........................         542,173        2,433,340        3,855,406        3,033,412

 Long-term capital lease obligations, less current portion            --               --               --             50,816
 Intercompany investment .................................       3,201,662       38,367,561       26,446,907       17,803,365
 Intercompany payable/(receivable) .......................        (654,107)     (10,208,161)      20,034,666       (1,621,871)
 Accrued warranty obligations, less current portion ......            --               --               --          1,030,379
 Other liabilities .......................................            --               --               --          1,256,789
                                                             ----------------------------------------------------------------------
       Total Long-Term Liabilities .......................       2,547,555       28,159,400       46,481,573       18,519,478
                                                             ----------------------------------------------------------------------
       Total Liabilities .................................       3,089,728       30,592,740       50,336,979       21,552,890

 STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.001 par, authorized 100,000 shares; .....            --               --               --                765
 Additional paid in capital ..............................            --               --               --          1,008,849
 Treasury stock ..........................................            --               --               --               --
 Retained earnings .......................................      (3,089,728)     (29,738,910)     (48,825,178)     (13,625,692)
                                                             ----------------------------------------------------------------------
       Total Stockholders' Equity (Deficit) ..............      (3,089,728)     (29,738,910)     (48,825,178)     (12,616,078)
                                                             ----------------------------------------------------------------------
                                                                      --      $     853,830    $   1,511,801    $   8,936,812
                                                             ======================================================================





                                                   Denver         Eagle Window
                               Eagle & Taylor      Window           and Door         Thermetic
                                   Company         Company          Center Inc.      Class Inc.      Forte, Inc.       Corporate
                                 ------------       -------        ------------      ----------      -----------       ---------
 ASSETS
 Cash .........................  $        --      $        --      $        --      $        --      $        --      $  52,984,158
 Accounts receivable --
   Pre-petition ...............           --               --               --               --               --             27,003
 Accounts receivable --
   Post-petition ..............           --               --               --               --               --               --
                                 --------------------------------------------------------------------------------------------------
   Gross Accounts receivable ..           --               --               --               --               --             27,003
 Less:  Allowance for Doubtful
   Accounts ...................           --               --               --               --               --               --
                                 --------------------------------------------------------------------------------------------------
   Net Accounts Receivable ....           --               --               --               --               --             27,003
 Intercompany A/R-A/P .........        713,053       (1,014,024)            --               --               --               --
 Inventories ..................           --               --               --               --               --               --
 Prepaid expenses and other
   current assets .............          8,990             --               --               --               --            582,710
                                 --------------------------------------------------------------------------------------------------
       Total Current Assets ...        722,043       (1,014,024)            --               --               --         53,593,871

 Property, plant & equipment,
    net .......................        724,952             --               --               --            200,000        1,331,134
 Deposits and other assets ....           --               --               --               --               --            539,268
                                 --------------------------------------------------------------------------------------------------
       Total Non-Current Assets        724,952             --               --               --            200,000        1,870,402
                                 --------------------------------------------------------------------------------------------------
                                 $   1,446,995    $  (1,014,024)   $        --      $        --      $     200,000    $  55,464,273
                                 ==================================================================================================



 LIABILITIES

 Accounts payable --
   Pre-petition ...............  $     945,635    $      31,372    $         502    $      31,321    $        --      $     902,474
 Accounts payable --
   Post-petition ..............           --               --               --               --               --            184,448
                                 --------------------------------------------------------------------------------------------------
   Total Accounts payable .....        945,635           31,372              502           31,321             --          1,086,922
 Accrued expenses - Other .....           --               --               --              5,000             --         18,394,054
 Accrued expenses - Payroll --
   Post-petition ..............           --               --               --               --               --             65,298
 Current Portion of
   Long Term Debt .............           --               --               --               --               --        132,500,000
 Current portion of capital
   lease obligations ..........           --               --               --               --               --               --
                                 --------------------------------------------------------------------------------------------------
       Total Current
        Liabilities ...........        945,635          31,372              502           36,321             --        152,046,274

 Long-term capital lease
   obligations, less
   current portion ............         --               --               --               --               --               --
 Intercompany investment ......     11,990,385          221,015             --          4,201,527          366,907     (105,926,487)
 Intercompany payable/
   (receivable) ...............    (92,829,720)            --          3,219,382        6,437,169       17,353,269       58,268,766
 Accrued warranty obligations,
   less current portion .......           --               --               --               --               --               --
 Other liabilities ............           --               --               --               --               --               --
                                 --------------------------------------------------------------------------------------------------
       Total Long-Term
        Liabilities ...........    (80,839,335)         221,015        3,219,382       10,638,696       17,720,176      (47,657,721)
                                 --------------------------------------------------------------------------------------------------
       Total Liabilities ......    (79,893,700)         252,387        3,219,884       10,675,017       17,720,176      104,388,553

 STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.001 par,
   authorized 100,000 shares; .          2,000             --               --               --            484,601        1,661,466
 Additional paid in capital ...           --               --               --               --          5,276,329        6,934,698
 Treasury stock ...............           --               --               --               --               --           (100,000)
 Retained earnings ............     81,338,695       (1,266,411)      (3,219,884)     (10,675,017)     (23,281,106)     (57,420,444)
                                 --------------------------------------------------------------------------------------------------
       Total Stockholders'
        Equity (Deficit) ......     81,340,695       (1,266,411)      (3,219,884)     (10,675,017)     (17,520,176)     (48,924,280)
                                 --------------------------------------------------------------------------------------------------
                                 $   1,446,995    $  (1,014,024)   $        --      $        --      $     200,000    $  55,464,273
                                 ==================================================================================================







 The following Companies are inactive:

 Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
 AAPC Two Acquisition Corporation           AAPC Three Acquisition Corporation
 AAPC Three Acquisition Corporation         AAPC Four Acquisition Corporation
 AAPC Four Acquisition Corporation          AAPC Five Acquisition Corporation
 AAPC Five Acquisition Corporation          AAPC Six Acquisition Corporation
 AAPC Six Acquisition Corporation
 Modern Window Company
 Vinylsource, Inc.
 WIG Liquidation Company

Monthly Summary of Operations                             Form 4
DANVID WINDOW COMPANY                                     Case Number 00-43726
Period Ended: MARCH 31, 2003
Schedule of Postpetition Taxes Payable

                                                            Beginning           Accrued/           Payments/          Ending
                                                             Balance            Withheld           Deposits          Balance
                                                            ---------          ----------         ----------         --------
Income taxes withheld:
Federal                                                         $ -            $ 75,012          $ 75,012              $ -
State                                                             -                   -                 -                -
Local                                                             -                                                      -

FICA withheld                                                     -              55,875            55,875                -

Employers FICA                                                    -              55,875            55,875                -

Unemployment tax:
Federal                                                           -               4,897             4,897                -
State                                                             -              17,028            17,028                -

Sales, use & excise                                          71,865              67,121            71,865           67,121

Property tax                                                      -                   -                 -                -

Other taxes                                                       -                   -                 -                -

                                                ---------------------------------------------------------------------------
Total                                                      $ 71,865           $ 275,808         $ 280,552         $ 67,121
                                                ===========================================================================



Aging of accounts receivable and post-petition accounts payable

Age in days                                                 0-30                30-60            Over 60          Total
                                                        -----------           ---------         ---------       ----------
Post petition

accounts payable                                          $ 605,357             $ 1,368               $ -        $ 606,725

Accounts receivable                                     $ 3,211,048           $ 733,006         $ 125,164       $4,069,218


For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Monthly Summary of Operations                              Form 4
AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE
Period Ended: MARCH 31, 2003                               Case Number 00-43726
Schedule of Postpetition Taxes Payable

                                         Beginning        Accrued/         Payments/           Ending
                                          Balance         Withheld          Deposits           Balance
                                         ---------        --------        ----------           --------
Income taxes withheld:
Federal                                      $ -             $ -                $ -               $ -
State                                          -               -                  -                 -
Local                                          -               -                  -                 -

FICA withheld                                  -               -                  -                 -

Employers FICA                                 -               -                  -                 -

Unemployment tax:
Federal                                        -               -                  -                 -
State                                          -               -                  -                 -

Sales, use & excise                            -               -                  -                 -

Property tax                                   -               -                  -                 -

Other taxes                                    -               -                  -                 -
                               -----------------------------------------------------------------------
Total                                        $ -             $ -                $ -               $ -
                               =======================================================================

Aging of accounts receivable and post-petition accounts payable

Age in days                               0-30             30-60           Over 60            Total
                                        ---------        ----------       ----------         --------
Post petition

accounts payable                        $ 90,743             $ -           $ 93,706         $ 184,448

Accounts receivable                     Corporate does not hold Trade A/R

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

                                                                      Form 4

                      AMERICAN ARCHITECTURAL PRODUCTS CORP.
                                A/P AGING DETAIL
                              AS OF MARCH 31, 2003


                 Date            Num                      Name                   Due Date    Open Balance
               ----------   -------------  -----------------------------------   ----------  ------------
1 - 30
               03/13/2003    Dec 02        Kramer Levin Naftalis & Frankel LLP   03/31/2003   90,459.23
               03/25/2003    530232        Modern Office Products, Inc.          04/09/2003      119.76
               03/25/2003                  North Pittsburgh Telephone Company    04/11/2003      163.52
                                                                                              ----------
Total 1 - 30                                                                                  90,742.51

31 - 60

                                                                                              ----------
Total 31 - 60
greater than 6

               01/12/2001    168690        ADP, Inc.                             01/22/2001    3,632.62 In dispute
                                           Ameritech                                             553.51 In dispute
               09/05/2001    1585 & 1566   American Commercial Holdings, Inc.    09/05/2001   26,004.46 Paid in April, 2003
               12/18/2002    375           Tamcon                                12/18/2002    5,757.00 Work not finished
               12/16/2002    Oct02-Nov02   Squire, Sanders & Dempsey LLP         12/20/2002    7,958.40 Will be paid upon
                                                                                                        confirmation and
                                                                                                        submission of final
                                                                                                        fee application
               12/02/2002    Fees          Nadler Nadler & Burdman Co.           12/31/2002    2,190.30 Will be paid upon
                                                                                                        confirmation and
                                                                                                        submission of final
                                                                                                        fee application
               11/21/2002    Fees          Kramer Levin Naftalis & Frankel LLP   12/21/2002   47,609.21 Will be paid upon
                                                                                                        confirmation and
                                                                                                        submission of final
                                                                                                        fee application
                                                                                              ----------
                                                                                              ----------
Total greater than 60                                                                          93,705.50
                                                                                              ----------
TOTAL                                                                                         184,448.01
                                                                                              ==========


 DANVID WINDOW COMPANY                                                  Form 5
 Monthly Cash Statement                                   Case Number 00-43726
 For the month ending March 31, 2003


                                             General             Payroll             Lockbox
                                           ----------          -----------          ---------
 Beginning book balance                    $ (576,317)             $ (897)          $ 423,975
 Receipts                                           -                   -           4,558,857
 Transfers received                         3,000,722           1,025,360                   -
                                  ------------------------------------------------------------
 Balance available                          2,424,404           1,024,463           4,982,831
 Disbursements                             (2,788,354)           (998,571)                  -
 Transfers sent                                     -                   -          (4,664,942)
                                  ------------------------------------------------------------
 Ending book balance                       $ (363,950)           $ 25,892           $ 317,889
                                  ============================================================


 Attach copies of the most recent reconciled bank statements from each account.

 GENERAL ACCOUNT:
 Name and Address:                 National City Bank of PA
                                   527 Chartiers Avenue
                                   McKees Rocks, PA  15136
 Account Number:                   0658765843

 PAYROLL ACCOUNT:
 Name and Address:                 Bank of America
                                   P.O. Box 798
                                   Witchita, KS  67201
 Account Number:                   1390059896

 LOCKBOX ACCOUNT:
 Name and Address:                 National City Bank of PA
                                   4100 West 150th Street
                                   Cleveland, OH  44135
 Account number:                   951286

 Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

 $400.00 in petty cash with controller
 $100.00 in cash change drawer for cash
 sales.

 Date:                            April 30, 2003

 Signature:                        /s/ Lee Morton
                                  ----------------------------------------
                                   Debtor in Possession



 DANVID WINDOW COMPANY                                                  Form 5
                                                          Case Number 00-43726
 Daily Summary of Cash Receipts for the month of: March 2003

           Date             General           Payroll        Lockbox
         --------           --------          -------       ---------

              1                 $ -              $ -        $       -
              2
              3                                                 501,555
              4                                                 124,418
              5                                                 249,517
              6                                                  76,072
              7                                                 109,597
              8
              9
             10                                                 297,046
             11                                                 395,232
             12                                                 251,993
             13                                                 209,137
             14                                                 424,395
             15
             16
             17                                                 320,751
             18                                                  70,422
             19                                                  57,524
             20                                                  94,697
             21                                                  66,214
             22
             23
             24                                                 341,514
             25                                                 190,771
             26                                                 160,290
             27                                                  83,421
             28                                                 206,628
             29
             30
             31                                                 327,664
                --------------------------------------------------------
 Total                          $ -              $ -        $ 4,558,857
                ========================================================


 DANVID WINDOW COMPANY                                                  Form 5
                                                          Case Number 00-43726

 Daily Summary of Cash Disbursements for the month of: March 2003
 Note: Disbursements equals checks written and other bank transfers.

           Date             General             Payroll            Lockbox
         --------           --------            -------            ---------

              1         $       -             $     -                $ -
              2
              3              92,432
              4               3,984
              5              53,873             220,951
              6              92,065
              7             337,499
              8
              9
             10              74,343
             11              61,046
             12              49,778             229,216
             13             168,923
             14             467,315
             15
             16
             17              89,180
             18              31,909
             19              59,673             258,089
             20             304,276
             21             290,955
             22
             23
             24              76,158
             25              45,974
             26             185,043             290,315
             27              62,833
             28             158,720
             29
             30
             31              82,374
                -----------------------------------------------------------
 Total                  $ 2,788,354           $ 998,571              $ -
                ===========================================================

 DANVID WINDOW COMPANY                                                  Form 5
                                                          Case Number 00-43726

 Daily Summary of cash transfers for the month of March 2003
 Disbursements from:


            Date             General             Payroll         Lockbox
         --------           --------            -------          --------

              1                 $ -                 $ -         $       -
              2
              3                                                     434,212
              4                                                     503,237
              5                                                     113,953
              6                                                     247,968
              7                                                      81,085
              8
              9
             10
             11                                                     301,421
             12                                                     495,439
             13                                                     251,993
             14                                                     218,911
             15
             16
             17                                                     414,621
             18                                                     324,736
             19                                                      70,422
             20                                                      53,299
             21                                                      99,255
             22
             23
             24                                                      61,796
             25                                                     348,631
             26                                                     190,771
             27                                                     160,290
             28                                                      83,421
             29
             30
             31                                                     209,482
                ------------------------------------------------------------
 Total                          $ -                 $ -         $ 4,664,942
                ============================================================

 DANVID WINDOW COMPANY                                                  Form 5
                                                          Case Number 00-43726

 Daily Summary of cash transfers for the month of March 2003 Disbursements to:

           Date             General             Payroll             Lockbox
         --------           --------            -------            ---------
              1         $        -          $       -                 $ -
              2
              3             136,512
              4             100,736
              5             154,470             221,018
              6             224,067
              7              21,995
              8
              9
             10             143,941
             11             137,045
             12             182,636             259,857
             13             210,840
             14              16,519
             15
             16
             17              81,309
             18             166,129
             19             212,602             258,156
             20             443,862
             21              70,985
             22
             23
             24              46,692
             25             103,029
             26             224,225             286,328
             27             222,208
             28              15,399
             29
             30
             31              85,520
                ------------------------------------------------------------
 Total                  $ 3,000,722         $ 1,025,360               $ -
                ============================================================


DANVID WINDOW COMPANY                                                   Form 5
BANK RECONCILIATION - NAT'L CITY BANK #0658765835             Case No 00-43726
CHECKING ACCOUNT GL ACCTS 1010 AND 1011
FOR THE MONTH ENDED MARCH 31, 2003

                                       Beginning        Disbursements     Deposits        Transfers         Ending
                                       ---------       --------------    ---------       -----------       --------
Bank
     Per bank                           $          -     $(3,000,721.65)              $ 3,000,721.65    $          -
        Prior O/S checks                 (576,317.28)        576,317.28                                            -
        Current O/S checks                                  (363,949.85)                                 (363,949.85)
                                                                                                                   -
                                      -------------------------------------------------------------------------------

     Adjusted bank balance              $(576,317.28)    $(2,788,354.22)      $ -     $ 3,000,721.65   $ (363,949.85)
                                      ===============================================================================

General ledger
     Per ledger

        Balance acct 1010               $(576,317.28)    $(2,008,650.48)              $ 2,221,017.91   $ (363,949.85)
        Balance acct 1011                          -        (779,703.74)                  779,703.74               -
                                      -------------------------------------------------------------------------------
        Total general ledger balance     (576,317.28)     (2,788,354.22)        -       3,000,721.65     (363,949.85)
        ACCT 1010 REC ITEMS

        ACCT 1011 REC ITEMS

                                      -------------------------------------------------------------------------------

     Adjusted ledger balance            $(576,317.28)    $(2,788,354.22)      $ -     $ 3,000,721.65   $ (363,949.85)
                                      ===============================================================================


DANVID WINDOW COMPANY                                                   Form 5
BANK RECONCILIATION - #1390059896                             Case No 00-43726
PAYROLL ACCOUNT ACCT #1020
FOR THE MONTH ENDED MARCH 31, 2003

                                   Beginning          Checks          Deposits           Wires/Other           Ending
                                  -----------       ---------        ----------         -------------        ----------
Bank
 Per bank - 13900059896          $ 165,522.20    $ (1,109,662.02)  $ 1,033,329.32                                $ 89,189.50
    Prior O/S checks              (166,893.54)        166,893.54                                                           -
    Current O/S checks                                (92,866.03)                                                 (92,866.03)
    ADP tax withdrawals                               265,800.91                           (265,800.91)                    -
    ADP garnishment withdrawals                         5,247.32                             (5,247.32)                    -
    ADP fee withdrawals                                 4,706.72                             (4,706.72)                    -
    Bank fees                                             911.99                               (911.99)                    -
    Direct Deposits                                   129,640.38                           (129,640.38)                    -

                                 --------------------------------------------------------------------------------------------

 Adjusted bank balance            $ (1,371.34)     $ (629,327.19)  $ 1,033,329.32        $ (406,307.32)          $ (3,676.53)
                                 ============================================================================================

General ledger

 Per ledger                       $   (896.94)     $ (620,370.04)  $ 1,025,359.84        $ (617,155.94)        $ (213,063.08)
     Check #2136 NR                   (654.03)                                                                       (654.03)
     Deposit 02/28/03                1,706.47          (1,706.47)                                                          -
     January Bank Fee                 (956.23)                                                  956.23                     -
     wk 6 Employee Loan                (67.14)                                                   67.14                     -
     wk 7 payroll diff                   1.00                                                    (1.00)                    -
     wk 7 Employee Loan                (67.14)                                                   67.14                     -
     wk 8 Employee Loan               (104.59)                                                  104.59                     -
     wk 9 Employee Loan               (332.65)                                                  332.65                     -
     Check #2135 diff                    0.01                                                    (0.01)                    -
     Check #2125 diff                   (0.10)                                                    0.10                     -
     Deposit 03/24/03                                  (5,944.00)        5,944.00                                          -
     Deposit 03/14/03                                  (1,227.45)        1,227.45                                          -
     Deposit 03/21/03                                                      798.02                                     798.02
     Check #2190 NR                                       (79.21)                                                     (79.21)
     Payroll Tax 3/17/03                                                                    (30,979.14)           (30,979.14)
     Bank Credit                                           (0.01)            0.01                                          -
     Petty Cash                                                                                (300.00)              (300.00)
     Week 11 wire diff                                                                           (0.60)                (0.60)
     Payroll week 03/29/03                                                                  240,601.52            240,601.52
     Check diff.                                           (0.01)                                                      (0.01)

                                 --------------------------------------------------------------------------------------------
 Adjusted ledger balance          $ (1,371.34)     $ (629,327.19)  $ 1,033,329.32        $ (406,307.32)          $ (3,676.53)
                                 ============================================================================================

Unreconciled difference           $ -              $          -    $          -          $         -             $         -
                                 ============================================================================================


DANVID WINDOW COMPANY                                                   Form 5
BANK RECONCILIATION - National City #951286                   Case No 00-43726
DEPOSITORY ACCOUNT GL ACCT 1015
FOR THE MONTH ENDED MARCH 31, 2003

                                                         Beginning  Disbursements     Deposits          Transfers         Ending
                                                         ---------  -------------    ----------       -------------     ---------
     Per bank                                           $         -                $ 4,619,434.06    $(4,619,434.06)   $         -
        Prior deposits in transit                                                                                                -
        03/01/2003                                       431,152.16                   (431,152.16)                               -
                                                                                                                                 -
                                                                                                                                 -
        Current deposits in transit                                                                                              -
        03/31/03                                                                       324,765.45                       324,765.45



                                                       ----------------------------------------------------------------------------

     Adjusted bank balance                              $431,152.16     $ -        $ 4,513,047.35    $(4,619,434.06)   $324,765.45
                                                       ============================================================================

General ledger

     Per ledger                                         $423,974.62                $ 4,513,348.33    $(4,619,434.06)   $317,888.89
        Williams Buildg Supp. #3173 Bk.error                 (67.00)                        67.00                                -
        84 Lumber0 2/24/03                                    84.46                        (84.46)                               -
        84 Lumber 02/28/03                                10,380.51                    (10,380.51)                               -
        KevinStack #670 2/4/03 NSF                           (63.29)                        63.29                                -
        Millennium Home Bldrs #10978 2/25/03 NSF          (2,868.00)                                                     (2,868.00)
        Millennium Home Bldrs #10978 2/26/03 NSF            (289.14)                                                       (289.14)
        Michael W.Neilson #1125 03/20/03 return checks                                    (140.21)                         (140.21)
        84 Lumber 03/04/03                                                               3,157.14                         3,157.14
        84 Lumber 03/25/03                                                               7,116.77                         7,116.77
        Gary or Amy Smith #1025 3/18/03 short pay                                         (100.00)                         (100.00)
                                                       ----------------------------------------------------------------------------
     Adjusted ledger balance                            $431,152.16     $ -        $ 4,513,047.35    $(4,619,434.06)   $324,765.45
                                                       ============================================================================

Unreconciled difference                                 $        -      $ -        $         -       $           -     $        -
                                                       ============================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                 Form 5
MONTHLY CASH STATEMENT                                     Case Number 00-43726
FOR THE MONTH ENDED MARCH 31, 2003


                                NATIONAL CITY                             NATIONAL CITY          NATIONAL CITY            EURO
                                 DISBURSEMENT             LOCKBOX          DISBURSEMENT            INVESTMENT           OVERNIGHT
                                -------------            ---------        --------------         --------------         ---------
 BEGINNING BOOK BALANCE            $ (100,642)                $ -             $ 49,717           $ 50,217,541         $ 2,338,000
 ADJUSTMENT                                 -                   -                    -                      -                   -
 RECEIPTS                                   -           4,846,632                2,288                 47,231                   -
 TRANSFERS RECEIVED                   227,681                   -            4,715,632                      -             131,000
                           -------------------------------------------------------------------------------------------------------
 BALANCE AVAILABLE                    127,039           4,846,632            4,767,637             50,264,773           2,469,000
 DISBURSEMENTS                       (136,574)                  -           (4,508,300)                     -                   -
 TRANSFERS SENT                             -          (4,846,632)                   -                      -                   -
                           -------------------------------------------------------------------------------------------------------
 ENDING BOOK BALANCE                 $ (9,535)                $ -            $ 259,337           $ 50,264,773         $ 2,469,000
                           =======================================================================================================



 Attach copies of the most recent reconciled bank statements from each account.

 DISBURSEMENT ACCOUNT:
 Name & Address           National City Bank
                          527 Chartiers Ave.
                          McKees Rocks, Pa 15136

 Account Number            658765800   Based on account availability National
                                       City Bank invests the balance in an
                                       overnight Euro Investment

 LOCKBOX ACCOUNT:
 Name & Address           National City Bank
                          PO Box 951288
                          Cleveland, Ohio 44193

 Account number            951288

 INVESTMENT ACCOUNT
 Name and Address         Dreyfus Gov't Cash Management Account
                          National City Bank
                          Pittsburgh, Pa. 15222

 Account Number            4603941

 Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

 PETTY CASH:                                                     $ 584

 Date:                                                  April 30, 2003

 Signature:                                    /s/ Conni K. McIsaac
                                              --------------------------------
                                              Debtor in Possession


AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726
Daily Summary of Cash Receipts for the month of March 2003

                                                   EURO        NATIONAL CITY
             DATE   DISBURSEMENT   LOCKBOX       INVESTMENT      INVESTMENT
             ----   ------------   -------      ------------   --------------
               1     $ -       $         -          $ -              $ -
               2
               3                   434,212
               4                   506,897
               5                   113,953
               6                   247,968
               7                   124,849
               8
               9
              10                         -
              11                   303,759
              12                   523,476
              13                   251,993
              14                   218,911
              15
              16
              17                   421,954
              18                   326,212
              19                   108,258
              20                    53,299
              21                   117,376
              22
              23
              24                    61,796
              25                   350,036
              26                   190,771
              27                   194,408
              28                    87,021
              29
              30
              31                   209,482
 Interest                                             2,288            47,231
 Net Deposits

                 -------------------------------------------------------------
 Total               $ -       $ 4,846,632          $ 2,288          $ 47,231
                 =============================================================


 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE
 CASE NUMBER 00-43726                                                    Form 5
                                                           Case Number 00-43726
 Daily Summary of Cash Disbursements for the month of March 2003
 Note: Disbursements equal checks written and other payments to vendors.

                              NATIONAL CITY                                           NATIONAL CITY
              DATE               CHECKS               LOCKBOX        INVESTMENT       DISBURSEMENT
              ----            -------------           -------        ----------       -------------
                 1             $       -                 $ -           $ -          $         -
                 2
                 3                     -                                                172,719
                 4                                                                      161,746
                 5                                                                      390,621
                 6                                                                      224,390
                 7                 9,765                                                 54,693
                 8                                                                            -
                 9                                                                            -
                10                                                                      200,459
                11                                                                      153,636
                12                                                                      446,005
                13                                                                      257,421
                14                85,945                                                 18,312
                15                                                                            -
                16                                                                            -
                17                                                                       81,968
                18                                                                      191,737
                19                                                                      511,677
                20                                                                      450,671
                21                30,303                                                 75,719
                22
                23
                24                                                                       92,393
                25                                                                      177,738
                26                                                                      519,482
                27                     -                                                222,762
                28                 9,412                                                 15,821
                29
                30
                31                 1,149                                                 85,826
 UPS
 NSF Checks                                                                                 235
 Analysis charge                                                                          2,268
                   -----------------------------------------------------------------------------
 Total                         $ 136,574                 $ -           $ -          $ 4,508,300
                   =============================================================================

 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                Form 5
                                                           Case Number 00-43726
 Daily Summary of cash transfers for the month of March 2003
 Note: Transfers represent funds transferred from/to other Bank Accounts


 TRANSFERRED FROM:                                                          NATIONAL CITY             EURO            NATIONAL CITY
                            DATE      DISBURSEMENT        LOCKBOX             INVESTMENT            OVERNIGHT          DISBURSEMENT
                            ----      ------------        -------          --------------          ----------         -------------
                               1      $       -             $ -                     $ -                 $ -            $       -
                               2
                               3         33,588                                 434,212
                               4         28,601                                 506,897
                               5          4,431                                 113,953
                               6            323                                 247,968
                               7         32,698                                 124,849
                               8
                               9
                              10              -                                       -
                              11          1,571                                 303,759
                              12          3,512                                 523,476
                              13            524                                 251,993
                              14          1,793                                 218,911
                              15
                              16
                              17            659                                 421,954
                              18         13,075                                 326,212
                              19         32,130                                 108,258
                              20          6,810                                  53,299
                              21          4,734                                 117,376
                              22
                              23
                              24         45,701                                  61,796
                              25          7,320                                 350,036
                              26          8,929                                 190,771
                              27            553                                 194,408
                              28            422                                  87,021
                              29
                              30
                              31            306                                 209,482
 To Disbursement account
 Interest

 Adj for Euro month end difference                                             (131,000)                                 131,000
 To Investment Account

                                 ------------------------------------------------------------------------------------------------
 Total                                $ 227,681             $ -             $ 4,715,632                 $ -            $ 131,000
                                 ================================================================================================


AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
                                                            Case Number 00-43726
Daily Summary of cash transfers for the month of March 2003 Note: Transfers represent funds transferred from/to other Bank Accounts

 TRANSFERRED TO:                                                                  NATIONAL CITY         EURO          NATIONAL CITY
                              DATE        DISBURSEMENT        LOCKBOX               INVESTMENT       OVERNIGHT         DISBURSEMENT
                              ----        ------------        -------             --------------     ---------        -------------
                               1              $ -         $         -                  $ -              $ -                  $ -
                               2
                               3                              434,212
                               4                              506,897
                               5                              113,953
                               6                              247,968
                               7                              124,849
                               8
                               9
                              10                                    -
                              11                              303,759
                              12                              523,476
                              13                              251,993
                              14                              218,911
                              15
                              16
                              17                              421,954
                              18                              326,212
                              19                              108,258
                              20                               53,299
                              21                              117,376
                              22
                              23
                              24                               61,796
                              25                              350,036
                              26                              190,771
                              27                              194,408
                              28                               87,021
                              29
                              30
                              31                              209,482
 From Investment Account
 Interest

 Adj for Euro month-end difference
 To investment account

                                 ------------------------------------------------------------------------------------------------
 Total                                        $ -         $ 4,846,632                  $ -              $ -                  $ -
                                 ================================================================================================

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                  Form 5
MONTHLY BANK RECONCILIATION - NATIONAL CITY DISBURSEMENT ACCOUNT
MARCH 31, 2003                                              Case Number 00-43726


Balance per Bank                                                                $259,336.55

Less:  Outstanding Checks

03/14/03                                    8261              214.01
03/21/03                                    8280               88.69
03/28/03                                    8281              200.00
03/28/03                                    8282              269.35
03/28/03                                    8283               95.54
03/28/03                                    8285              114.17
03/28/03                                    8286            4,190.50
03/28/03                                    8287               66.45
03/28/03                                    8288            1,030.94
03/28/03                                    8289               38.04
03/28/03                                    8290               93.24
03/28/03                                    8291            2,834.00
03/28/03                                    8292              299.60
                                                 --------------------
                                                                                   9,534.53
                                                                     -----------------------
Balance per Books @ 3/31/03                                                    $ 249,802.02
                                                                     =======================

National City Disbursements Corp                                                  (9,534.53)
National City Disbursements Subs                                                 259,336.55
                                                                     -----------------------
                                                                               $ 249,802.02

                                                                     =======================

Note: National City Lockbox, Investment and Euro Overnight account book balances agree to bank balances.

                                                                          FORM 6

                       MONTHLY STATEMENT OF COMPENSATION
                  For the Period : March 1 thru March 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:         GEORGE HOFMEISTER                                               Capacity:    _________                Principal
                                                                                           _________                Officer
                                                                                                X                   Director
                                                                                           _________                Insider
                                                                                           _________
Detailed Description of Duties:         CHAIRMAN OF THE BOARD

Current Compensation Paid:              None         Weekly           or      Monthly
                                                     ---------                ---------

Current Benefits Received:              None         Weekly           or      Monthly

              Health Insurance                       _________                _________
              Life Insurance                         _________                _________
              Retirement                             _________                _________
              Company Vehicle                        _________                _________
              Entertainment                          _________                _________
              Travel                                 _________                _________
              Other Benefits                         _________                _________

CURRENT TOTAL:                          NONE

                                                     Weekly           or      Monthly
                                                     _________                _________




Dated:        _________                              _________   _________    _________
                                                     Principal, Officer, Director, Insider


                                                                          FORM 6

                       MONTHLY STATEMENT OF COMPENSATION
                  For the Period : March 1 thru March 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:         JOSEPH DOMINIJANNI                                            Capacity:           _________                Principal
                                                                                                     X                   Officer
                                                                                                _________                Director
                                                                                                     X                   Insider
                                                                                                _________
                                                                                                _________
Detailed Description of Duties:       INTERIM PRESIDENT AND CEO TREASURER



Current Compensation Paid:                         Weekly           or      Monthly
                                                   _________                          25,000.00
                                                                                ________________
Current Benefits Received:                         Weekly           or      Monthly

              Health Insurance                     _________                                  -
              Life & Disability Insurance          _________                             415.75
              Retirement                           _________                                  -
              Company Vehicle                      _________                             650.00
              Entertainment                        _________                             352.95
                                                                                ________________
              Travel, Food, Lodging                _________                           3,308.02
                                                                                ________________
              Other Benefits                       _________                             178.47  Phone, Fax,XO Host( e-mail)
                                                                                ________________

CURRENT TOTAL:
                                                   Weekly           or      Monthly

                                                   _________                          29,905.19
                                                                                ________________


Dated:        _________                            _________   _________    _________
                                                   Principal, Officer, Director, Insider


                                                                          FORM 6

                       MONTHLY STATEMENT OF COMPENSATION
                  For the Period : March 1 thru March 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.


Name:         JONATHAN K. SCHOENIKE                                         Capacity:            _________                 Principal
                                                                                                      X                    Officer
                                                                                                 _________                 Director
                                                                                                 _________                 Insider
                                                                                                 _________

Detailed Description of Duties:         GENERAL COUNSEL AND SECRETARY

Current Compensation Paid:                           Weekly          or     Monthly
                                                     _________                         13,333.34
                                                                                ________________

Current Benefits Received:                           Weekly          or     Monthly

              Health Insurance                       _________                                 -
              Life & Disability Insurance            _________                            153.75
                                                                                ________________
              Retirement                             _________                                 -
              Company Vehicle                        _________                            450.00
                                                                                ________________
              Entertainment                          _________                                -
              Travel, Food, Lodging                  _________
                                                                                ________________
              Other Benefits                         _________                             98.07 cell phone
                                                                                ________________

CURRENT TOTAL:
                                                     Weekly          or     Monthly

                                                     _________                         14,035.16
                                                                                ________________


Dated:        _________                              _________   _________  _________
                                                     Principal, Officer, Director, Insider

                                                                          FORM 6

                       MONTHLY STATEMENT OF COMPENSATION
                  For the Period : March 1 thru March 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:         DOUGLAS J. THOMAS                                               Capacity:             _________             Principal
                                                                                                         X                Officer
                                                                                                    _________             Director
                                                                                                    _________             Insider
                                                                                                    _________

Detailed Description of Duties:         CHIEF FINANCIAL OFFICER

Current Compensation Paid:                           Weekly           or      Monthly
                                                     _________                           14,166.00

Current Benefits Received:                           Weekly           or      Monthly

              Health Insurance                       _________                _________
              Life Insurance                         _________                _________
              Retirement                             _________                _________
              Company Vehicle                        _________                _________
              Entertainment                          _________
                                                                                ___________________
              Travel, Food, Lodging                  _________                             1,058.17
                                                                                ___________________
              Other Benefits                         _________                                 5.14 Phone, fax, notary
                                                                                ___________________

CURRENT TOTAL:
                                                     Weekly           or      Monthly

                                                     _________                            15,224.17
                                                                                ___________________




Dated:        _________                              _________   _________    _________
                                                     Principal, Officer, Director, Insider

                                                                          FORM 6

                       MONTHLY STATEMENT OF COMPENSATION
                  For the Period : March 1 thru March 31, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:         DAVID J. WOLFE, JR.                                             Capacity:             _________             Principal
                                                                                                        X                 Officer
                                                                                                    _________             Director
                                                                                                    _________             Insider
                                                                                                    _________

Detailed Description of Duties:         ASSISTANT GENERAL COUNSEL AND ASSISTANT SECRETARY



Current Compensation Paid:                           Weekly           or      Monthly
                                                     _________                           7,148.34
                                                                                _________________

Current Benefits Received:                           Weekly           or      Monthly

              Health Insurance                       _________                                  -
              Life & Disability Insurance            _________                             117.85
                                                                                _________________
              Retirement                             _________                                  -
              Company Vehicle                        _________                             300.00
                                                                                _________________
              Entertainment                          _________
                                                                                _________________
              Travel, Food, Lodging                  _________                                  -
                                                                                _________________
              Other Benefits                         _________                                  -
                                                                                _________________

CURRENT TOTAL:
                                                     Weekly           or      Monthly

                                                     _________                           7,566.19
                                                                                _________________


Dated:        _________                              _________   _________    _________
                                                     Principal, Officer, Director, Insider